                   AMENDED AND RESTATED CONTRIBUTION AGREEMENT

     This Amended and Restated Contribution Agreement (the "AGREEMENT") is made and entered into as of November __, 1997, by and among Stephen Friend ("FRIEND"), Leroy Hood ("HOOD") and the Fred Hutchinson Cancer Research Center (the "FHCRC") (Friend, Hood and the FHCRC are individually referred to as a "CONTRIBUTOR" and collectively referred to the "CONTRIBUTORS"), and Rosetta Inpharmatics, Inc., a Delaware corporation (the "Company").

                                    RECITALS

     A. The Company and the Contributors desire to amend and restate in its entirety the Contribution Agreement entered into as of June 6, 1997 (the "ORIGINAL AGREEMENT") in order to clarify certain provisions of the Original Agreement.

     B. Friend is the record owner of 696,200 shares of Common Stock of the Company and desires to transfer up to 92,186 shares of such Common Stock (the "FRIEND STOCK") to the Company pursuant to the terms and conditions of this Agreement.

     C. Hood is the record owner of 531,000 shares of Common Stock of the Company and desires to transfer up to 70,312 shares of such Common Stock (the "HOOD STOCK") to the Company pursuant to the terms and conditions of this Agreement.

     D. The FHCRC is the record owner of 283,200 shares of Common Stock of the Company and desires to transfer up to 37,500 shares of such Common Stock (the "FHCRC STOCK") (the Friend Stock, Hood Stock and FHCRC Stock are collectively referred to as the "CONTRIBUTION STOCK") to the Company pursuant to the terms and conditions of this Agreement.

     E. The Company issued a warrant to Olympic Venture Partners dated June 6, 1997 for the purchase of an aggregate of 250,000 shares of Common Stock at a purchase price of $0.05 per share (the "WARRANT").

     F. The Contributors desire to contribute all or a portion of the Contribution Stock to the Company on the terms and conditions set forth in this Agreement in the event the Warrant is exercised for more than an aggregate of 50,000 shares of Common Stock.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. TRANSFER AND SALE. Subject to the terms and conditions of this Agreement, in the event the Warrant is exercised for more than an aggregate of 50,000 shares of Common Stock, each Contributor agrees to transfer and contribute to the capital stock of the Company his or its Pro Rata Portion (as defined below) of the Contribution Stock, and the Company agrees to accept such shares from each Contributor as a capital contribution.

     2. PRO RATA PORTION. Each Contributor's pro rata portion of the Contribution Stock equals the amount by which the number of shares of Common Stock for which the Warrant is exercised exceeds 50,000, multiplied by a fraction the numerator of which is the respective amount of Common Stock owned by such Contributor and the denominator of which is 1,510,400 (the "PRO RATA PORTION"). By way of example, but not of limitation, if the Warrant is exercised for 150,000 shares, Friend's Pro Rata Portion would be 46,094, Hood's Pro Rata Portion would be 35,156 and the FHCRC's Pro Rata Portion would be 18,750.

     3. RECAPITALIZATIONS. In the event the Company effects a recapitalization, either through a stock-split, dividend payable in shares of capital stock of the Company, reclassification, exchange or otherwise, then the formula used to calculate each Contributor's Pro Rata Portion shall be adjusted as appropriate to fully reflect such recapitalization and to carry out the intent and purpose of this Agreement.

     4    LEGENDS. Each Contributor authorizes the Company and its agents to place on each certificate for shares which the Company may acquire pursuant to this Agreement the following legend stating that such stock is subject to this Agreement (in addition to any other legends that may be required):

             "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED CONTRIBUTION AGREEMENT DATED AS OF NOVEMBER __, 1997 (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE CORPORATION) AND BY ACCEPTING ANY INTEREST IN SUCH
        SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO
        AGREE AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID CONTRIBUTION AGREEMENT."

     5    SPECIFIC ENFORCEMENT. Each Contributor expressly agrees that the
Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Contributor, in addition to all other remedies available at law or in equity, the Company shall be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement.

     6    MISCELLANEOUS.

          (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

          (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. Except as expressly set forth herein, this Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) SUCCESSORS AND ASSIGNS; TRANSFER OF STOCK. The rights and obligations of the Contributors under this Agreement may only be assigned with the prior written consent of the Company. Each Contributor understands that the Company is entitled to withhold its consent to transfer of the Stock or assignment of such Contributor's rights and obligations under this Agreement unless such Contributor requires as a condition to any such transfer or assignment that the Contributor's transferee or assignee execute an agreement similar to this Agreement or otherwise agree to be bound by terms and conditions similar to those contained in this Agreement.

                            [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                                  THE COMPANY:

                                  ROSETTA INPHARMATICS, INC.

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------


                                  THE CONTRIBUTORS:

                                  ---------------------------------------------
                                  Stephen H. Friend

                                  ---------------------------------------------
                                  Leroy E. Hood

                                  THE FRED HUTCHINSON CANCER
                                    RESEARCH CENTER

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------

                             CONTRIBUTION AGREEMENT

                                CONSENT OF SPOUSE

     I, ___________________, spouse of _______________, have read and approve the foregoing Amended and Restated Contribution Agreement (the "AGREEMENT"). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights and obligations under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement or any shares subject thereto under the community property laws of the State of Washington or similar laws relating to marital property in effect in the state of our residence as of the date of the Agreement.

Dated:  November ___, 1997

                                        ------------------------------
                                        (Signature)

                                        ------------------------------
                                        (Printed name)